Exhibit 99.1

Atlas Energy Solutions Announces Commissioning of the Dune Express and Provides Third Quarter 2024 Operational Update

AUSTIN, Texas – (BUSINESS WIRE) – Atlas Energy Solutions Inc. (NYSE: AESI) (“Atlas” or the “Company”) today announced that the commissioning of the Dune Express, a 42-mile long, fully electric conveyor system that is expected to transform proppant logistics in the Permian Basin, began early this week. The system remains on-time and on-budget with the commercial transportation of proppant into the Delaware Basin scheduled to begin in late Q4. Additionally, the Company expects higher plant operating expenses to cause third quarter 2024 operating results to fall below prior guidance. The Company now expects third quarter 2024 revenue will be between $300 and $310 million with adjusted EBITDA of $70 to $75 million. Proppant sales volumes are expected to be approximately 6.0 million tons. The Company also expects to book an asset write-down of approximately $9 million related to one of its dredge mining assets.

“Following the rebuild of the feed system at our Kermit facility that was completed in July, our focus has turned to the commissioning of the Dune Express and ensuring that our mining operations are optimized to produce the increased volumes we expect to provide our customers in the Delaware Basin next year. The incident at our Kermit operation catalyzed a full review of all plant systems and processes by our new operational leadership team, which revealed multiple opportunities for improvement. Additionally, during the quarter, one of our new dredges at the Kermit mine was severely damaged during the commissioning process, resulting in a total loss. The second dredge is currently operating and feeding the plant at reduced levels. Based on the performance of the new dredge models year-to-date, we have made the decision to shift to a well-known domestic dredge manufacturer with a multi-year track record of strong performance at our Kermit dredging operation. This partnership will enable a fully domestic supply chain with improved spare part lead times and local aftermarket support for our mining operations,” stated John Turner, President and Chief Executive Officer.

“The execution of these process improvements, the re-start of full mining operations, and the delays in dredge commissioning at Kermit resulted in temporarily higher operating expenses than originally anticipated. As we approach the end of the calendar year, we expect the combination of E&P capital budget exhaustion and higher costs at our Kermit plant as we work to complete these key initiatives to result in fourth quarter financial results that are roughly flat with those expected in the third quarter. Additionally, we expect our average production costs per ton to return to normalized levels by year-end, setting Atlas up for improved financial performance in 2025. Despite the weaker-than-expected operating results, Atlas’ balance sheet and cash flow generation both remain in strong positions, which we expect will enable us to further strengthen our return of capital to shareholders.”

“While 2024 has been a transition year, highlighted by the integration of Hi-Crush personnel and assets into our enterprise and the construction of the Dune Express conveyor system, we believe the hard work and investments made this year set up 2025 as a break-out year for Atlas as the market leader in proppants and logistics. Customer response to the imminent start-up of operations on the Dune Express has been very positive, validating our expectations for growth in both production and sales in 2025. With the commissioning of the Dune Express commencing earlier this week, these investments to ensure that our plant operations are optimized to produce the incremental demand tonnage at our industry-low-cost levels are imperative to the Atlas strategy. Ultimately, we expect the investments made this quarter to further differentiate Atlas’s position as the low-cost supplier of logistically advantaged premium proppant in the Permian Basin during 2025 and beyond. We are just months away from beginning to realize our goal of taking thousands of trucks off public roads, making the Permian Basin a safer, more reliable, and environmentally cleaner place to live and work.”

The Company will announce third quarter results in a press release issued after market close on Monday, October 28, 2024, and will conduct a conference call on Tuesday, October 29, 2024, at 9:00 a.m. Central Time (10:00 a.m. Eastern Time). Individuals wishing to participate in the conference call should dial 877-407-4133. A live webcast will be available at https://ir.atlas.energy/.

About Atlas Energy Solutions

Atlas Energy Solutions Inc. is a leading proppant producer and proppant logistics provider, serving primarily the Permian Basin of West Texas and New Mexico. We operate 14 proppant production facilities across the Permian Basin with a combined annual production capacity of 29 million tons, including both large-scale in-basin facilities and smaller distributed mining units. We manage a portfolio of leading-edge logistics assets, which includes our 42-mile Dune Express conveyor system, which is currently under construction and is scheduled to come online in the fourth quarter of 2024. In addition to our conveyor infrastructure, we manage a fleet of 120 trucks, which are capable of delivering expanded payloads due to our custom-manufactured trailers and patented drop-depot process. Our approach to managing both our proppant production and proppant logistics operations is intently focused on leveraging technology, automation and remote operations to drive efficiencies.

We are a low-cost producer of various high-quality, locally sourced proppants used during the well completion process. We offer both dry and damp sand, and carry various mesh sizes including 100 mesh and 40/70 mesh. Proppant is a key component necessary to facilitate the recovery of hydrocarbons from oil and natural gas wells.

Our logistics platform is designed to increase the efficiency, safety and sustainability of the oil and natural gas industry within the Permian Basin. Proppant logistics is increasingly a differentiating factor affecting customer choice among proppant producers. The cost of delivering sand, even short distances, can be a significant component of customer spending on their well completions given the substantial volumes that are utilized in modern well designs.

We continue to invest in and pursue leading-edge technologies, including autonomous trucking, digital infrastructure, and artificial intelligence, to support opportunities to gain efficiencies in our operations. To this end, we have recently taken delivery of next-generation dredge mining assets to drive efficiencies in our proppant production operations. These technology-focused investments aim to improve our cost structure and also combine to produce beneficial environmental and community impacts.

While our core business is fundamentally aligned with a lower emissions economy, our core obligation has been, and will always be, to our stockholders. We recognize that maximizing value for our stockholders requires that we optimize the outcomes for our broader stakeholders, including our employees and the communities in which we operate. We are proud of the fact that our approach to innovation in the hydrocarbon industry while operating in an environmentally responsible manner creates immense value. Since our founding in 2017, our core mission has been to improve human beings’ access to the hydrocarbons that power our lives while also delivering differentiated social and environmental progress. Our Atlas team has driven innovation and has produced industry-leading environmental benefits by reducing energy consumption, emissions, and our aerial footprint. We call this Sustainable Environmental and Social Progress.

We were founded in 2017 by Ben M. “Bud” Brigham, our Executive Chairman, and are led by an entrepreneurial team with a history of constructive disruption bringing significant and complementary experience to this enterprise, including the perspective of longtime E&P operators, which provides for an elevated understanding of the end users of our products and services. Our executive management team has a proven track record with a history of generating positive returns and value creation. Our experience as E&P operators was instrumental to our understanding of the opportunity created by in-basin sand production and supply in the Permian Basin, which we view as North America’s premier shale resource and which we believe will remain its most active through economic cycles.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, timing expectations and costs associated with the execution of process improvements at the Kermit facility; expected production volumes; the ultimate impact of the incident on Atlas’s future performance, operations and operating expenses; our business strategy, industry, future operations and profitability, expected capital expenditures and the impact of such expenditures on our performance, statements about our financial position, production, revenues and losses, our capital programs, management changes, current and potential future long-term contracts and our future business and financial performance.

Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: uncertainty regarding the ultimate cost and time needed to execute the desired process improvements at our production facilities; unexpected future capital expenditures; uncertainties as to whether the Hi-Crush Acquisition will achieve its anticipated benefits and projected synergies within the expected time period or at all; Atlas’s ability to integrate Hi-Crush Inc.’s operations in a successful manner and in the expected time period; commodity price volatility, including volatility stemming from the ongoing armed conflicts between Russia and Ukraine and Israel and Hamas; increasing hostilities and instability in the Middle East; adverse developments affecting the financial services industry; our ability to complete growth projects, including the Dune Express, on time and on budget; the risk that stockholder litigation in connection with our recent corporate reorganization may result in significant costs of defense, indemnification and liability; changes in general economic, business and political conditions, including changes in the financial markets; transaction costs; actions of OPEC+ to set and maintain oil production levels; the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil; inflation; environmental risks; operating risks; regulatory changes; lack of demand; market share growth; the uncertainty inherent in projecting future rates of reserves; production; cash flow; access to capital; the timing of development expenditures; the ability of our customers to meet their obligations to us; our ability to maintain effective internal controls; and other factors discussed or referenced in our filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”), including those discussed under the heading “Risk Factors” in Annual Report on Form 10-K, filed with the SEC on February 27, 2024, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Information Regarding Preliminary Results

The preliminary estimated financial information contained in this news release reflects management’s estimates based solely upon information available to it as of the date of this news release and is not a comprehensive statement of the Company’s financial results for the three months ended September 30, 2024. The information presented herein should not be considered a substitute for full unaudited financial statements for the three months ended September 30, 2024, and should not be regarded as a representation by the Company or its management as to its actual financial results for the three months ended September 30, 2024. The ranges for the preliminary estimated financial results described above constitute forward-looking statements. The preliminary estimated financial information presented herein is subject to change, and the Company's actual financial results may differ from such preliminary estimates and such differences could be material. Accordingly, you should not place undue reliance upon these preliminary estimates.

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP supplemental financial measure used by our management and by external users of our financial statements such as investors, research analysts and others to assess our operating performance on a consistent basis across periods by removing the effects of development activities and provide views on capital resources available to organically fund growth projects.

We define Adjusted EBITDA as net income before depreciation, depletion and accretion, interest expense, income tax expense, stock and unit-based compensation, loss on extinguishment of debt, loss on disposal of assets, insurance recovery (gain), unrealized commodity derivative gain (loss), other acquisition related costs, and other non-recurring costs. Management believes Adjusted EBITDA is useful because it allows management to more effectively evaluate the Company’s operating performance and compare the results of its operations from period to period and against our peers without regard to financing method or capital structure. We exclude the items listed above from net income in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired.

This measure does not represent and should not be considered an alternative to, or more meaningful than, net income or any other measure of financial performance presented in accordance with GAAP as measures of our financial performance. Adjusted EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect net income, the most directly comparable GAAP financial measure. Our computation of Adjusted EBITDA may differ from computations of similarly titled measures of other companies.

Kyle Turlington

T: 512-220-1200

IR@atlas.energy